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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as Chief Executive Officer of Modtech Holdings, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge:

     . the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 (the "Report") fully complies with the requirements of
          Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

     . the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002

                                                 /s/ Evan M. Gruber
                                                 -------------------------------
                                                 Evan M. Gruber
                                                 Chief Executive Officer

This certification accompanies this 10-Q Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.